EXECUTION VERSION LIMITED WAIVER UNDER LOAN AGREEMENT THIS LIMITED WAIVER UNDER LOAN AGREEMENT (this “Limited Waiver”) is entered into as of March 4, 2021, by and among SPARK NETWORKS SE, a Societas Europaea (Europäische Gesellschaft) with registered seat in Munich, Federal Republic of Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich under HRB 232591, Federal Republic of Germany (“Spark”), Spark Networks, Inc., a Delaware corporation (“Spark Inc.”) and Zoosk, Inc., a Delaware corporation (“Zoosk” and, together with Spark and Spark Inc., each a “Borrower”, and collectively, the “Borrowers”), the Guarantors signatory hereto, the Lenders signatory hereto and BLUE TORCH FINANCE LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended Loan Agreement (as defined below). W I T N E S S E T H: WHEREAS, the Borrowers, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Agents are parties to that certain Loan Agreement, dated as of July 1, 2019 (as amended by that certain Limited Waiver and First Amendment to Loan Agreement, dated as of May 20, 2020, that certain Second Amendment to Loan Agreement, dated as of December 2, 2020, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”); WHEREAS, certain Events of Default have occurred under the Loan Agreement prior to the date hereof as more specifically set forth in that certain Letter re: Notice of Events of Default under Loan Agreement, Reservation of Rights delivered by the Administrative Agent to the Administrative Borrower on February 24, 2021 (the Events of Default specified therein are collectively referred to herein as the “Subject Defaults”); WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders waive the Subject Defaults and the Administrative Agent and the Required Lenders agree to do so, subject to the terms and conditions hereof. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows: 1. Limited Waiver. On the Waiver Effective Date, upon satisfaction (or waiver) of the conditions set forth in Section 3 hereof, the Administrative Agent and the Lenders waive the Subject Defaults. The Administrative Agent and the Lenders’ agreement to waive the Subject Defaults shall in no way be deemed an agreement by the Administrative Agent or Lenders to waive any other Default or Event of Default. This waiver is specific as to content and time and shall not constitute a waiver of any other future default or breach of any other terms in the Credit Agreement or any other documents signed by the Loan Parties in favor of the Lenders and/or the Agents. The foregoing waiver shall also not be deemed to operate as, or obligate the Agents or the Lenders to grant any future waiver, modification of or consent to any other term, condition or Default or Event of Default under the Credit Agreement, including, for the avoidance of doubt, as any such term, condition, Default or Event of Default pertains to any represenetaiton or warranty that applies to information delivered by any Loan Party to the Administative Agent or any Lender connection with entry into this Limited Waiver. Nothing contained herein shall constitute a course of conduct or dealing among the parties. 3061/34089-014 CURRENT/122137279v3

2. [Reserved]. 3. Conditions. The effectiveness of this Limited Waiver is subject to the satisfaction (or waiver) of the following conditions precedent (such date, the “Waiver Effective Date”): (a) the execution and delivery of this Limited Waiver by each Loan Party, the Administrative Agent and the Required Lenders. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, for purposes of determining compliance with the conditions specified in this Section 3, each of the Lenders and the Administrative Agent that have signed this Limited Waiver shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender or Agent. 4. [Reserved]. 5. Representations and Warranties. The Loan Parties, jointly and severally, hereby represent and warrant to the Administrative Agent and each Lender that the following are true and correct: (a) the representations and warranties made by each Loan Party contained in the Loan Documents are true and correct in all material respects as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects as of such earlier date), provided that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; (b) each Loan Party has the corporate or other organizational power and authority to execute, deliver, and carry out the terms and provisions of this Limited Waiver and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Limited Waiver; (c) this Limited Waiver constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Person in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally or by equitable principles relating to enforceability or the availability of equitable remedies, and, in respect of the English Security Documents and/or any UK Loan Party, subject to the Reservations and the Perfection Requirements; and (d) no Default or Event of Default shall have occurred and be continuing as of the Waiver Effective Date or would immediately result after giving effect to this Limited Waiver. 6. Fees and Expenses. The Borrowers shall within five (5) Business Days of the date of this Limited Waiver, pay to the Administrative Agent, all reasonable and documented out-of-pocket fees and expenses owed to the Administrative Agent (including in respect of reasonable and documented out-of- pocket fees of the Administrative Agent’s counsel and notary fees) in accordance with Section 12.05 of the Loan Agreement, which shall include all fees and expenses of Proskauer Rose LLP and Noerr LLP. 7. Waiver Fee. In consideration for the agreements of the Administrative Agent and the

Lenders contained herein, the Borrower hereby agrees to pay, substantially concurrently with the effectiveness of this Limited Waiver, to the Administrative Agent, for the ratable benefit of the Lenders party hereto, (i) a fee equal to 0.50% of outstanding principal balance of the Term Loan immediately prior to giving effect to this Limited Waiver, which shall be paid in cash immediately following the Waiver Effective Date and (ii) a fee equal to 0.25% of outstanding principal balance of the Term Loan immediately prior to giving effect to this Limited Waiver, which shall be paid in kind on the Waiver Effective Date by capitalizing such amount into the principal balance of the Term Loan (collectively, the “Waiver Fee”), which shall be fully earned, due and payable on, and subject to the occurrence of, the Waiver Effective Date and, once paid, shall be non-refundable. The portion of the Waiver Fee that is paid in kind shall constitue principal of the Term Loan for all purposes, including calculation of interest on subsequent Interest Payment Dates. 8. [Reserved]. 9. No Modification. Except as amended or consented to hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Amended Loan Agreement. This Limited Waiver shall constitute a Loan Document. 10. Effectiveness of Facsimile Documents and Signatures. This Limited Waiver may be transmitted and signed and delivered by facsimile or other electronic means. The effectiveness of such document and signatures shall have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders. 11. Counterparts. Any number of counterparts of this Limited Waiver, including facsimiles and other electronic copies (e.g. DocuSign, “pdf” or “tif”), may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement. 12. Successors and Assigns. The provisions of this Limited Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 12.06 of the Loan Agreement, and provided further that, except as set forth in Section 9.03 of the Loan Agreement, the Loan Parties may not assign or transfer any of their respective rights or obligations under this Limited Waiver without the prior written consent of each Lender. 13. Governing Law. THIS LIMITED WAIVER, AND THE VALIDITY, INTERPRETATION, CONSTRUCTION, AND PERFORMANCE HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ANY CLAIM BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS REQUIRING APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. 14. Jurisdiction; Waivers of Jury Trial. The provisions of Sections 13.01, 13.02, 13.03 and 13.04 of the Loan Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Limited Waiver as if originally set forth herein.

15. Severability. All provisions of this Limited Waiver are severable, and the unenforceability or invalidity of any of the provisions of this Limited Waiver shall not affect the validity or enforceability of the remaining provisions of this Limited Waiver. Should any part of this Limited Waiver be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add as a part of this Limited Waiver a legal, valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible. 16. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), (ii) each of the Loan Parties hereby represents and warrants that, to such Loan Party’s tknowledge, as of the date hereof, it neither has nor claims any offsets or defenses to the Obligations, and has no other claims or causes of action against any of the Lenders or the Administrative Agent, and (iii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Limited Waiver and acknowledges that each of the Loan Documents remains in full force and effect (after giving effect hereto) and is hereby ratified and reaffirmed. The execution of this Limited Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. 17. Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each Lender and their respective successors, and their respective present and former shareholders, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, advisors and other representatives (the Administrative Agent, the Collateral Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever on account of, or in relation to, or in any way in connection with any of the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto, in each case of the foregoing Claims, solely to the extent of such Claims arising by reason of any act, omission, matter, cause or thing whatsoever arising at any time prior to the date of this Limited Waiver. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered (in each case of the foregoing, to the extent related to any act, omission, matter, cause or thing whatsoever arising at any time prior to the date of this Limited Waiver) shall affect in any manner the final, absolute and unconditional nature of the release set forth herein. -- Remainder of Page Intentionally Left Blank; Signature Pages Follow –

DocuSign Envelope ID: 40B9B206-BD4D-422C-95FF-4DFE91F67EC5

IN WITNESS WHEREOF, each of the undersigned has executed this Limited Waiver as of the date set forth above.

BORROWERS:

SPARK NETWORKS SE

DocuSigned by:
By: Gitte Bendzulla
ADCC49C1F7DE4F1...
Name: Gitte Bendzulla
Title: Managing Director

By: ______________________________
Name: Eric Eichmann
Title: Managing Director

SPARK NETWORKS, INC.

By: ______________________________
Name: Eric Eichmann
Title: President

ZOOSK, INC.

By: ______________________________
Name: Eric Eichmann
Title: President

[Signature Page to Limited Waiver]

DocuSign Envelope ID: 305FE55D-C583-461E-9512-054C124F5FCA

IN WITNESS WHEREOF, each of the undersigned has executed this Limited Waiver as of the date set forth above.

BORROWERS:

SPARK NETWORKS SE

By: ______________________________
Name: Gitte Bendzulla
Title: Managing Director

DocuSigned by:
By: ______________________________
833DEBE4CDBD40E...
Name: Eric Eichmann
Title: Managing Director

SPARK NETWORKS, INC.

DocuSigned by:
By: ______________________________
833DEBE4CDBD40E...
Name: Eric Eichmann
Title: President

ZOOSK, INC.

DocuSigned by:
By: ______________________________
833DEBE4CDBD40E...
Name: Eric Eichmann
Title: President

[Signature Page to Limited Waiver]

DocuSign Envelope ID: 305FE55D-C583-461E-9512-054C124F5FCA

GUARANTORS:

LOV USA, LLC

DocuSigned by:
By: ______________________________
633DEBE4CDBD40E...
Name: Eric Eichmann
Title: President

MINGLEMATCH, INC.

By: ______________________________
Name: Yoon Um
Title: Treasurer

SMOOCH LABS INC.

DocuSigned by:
By: ______________________________
633DEBE4CDBD40E...
Name: Eric Eichmann
Title: President

SPARK NETWORKS USA, LLC

DocuSigned by:
By: ______________________________
633DEBE4CDBD40E...
Name: Eric Eichmann
Title: President

SPARK NETWORKS SERVICES GMBH

By: ______________________________
Name: Gitte Bendzulla
Title: Managing Director

By: ______________________________
Name: Bert Althaus
Title: Managing Director

[Signature Page to Limited Waiver]

DocuSign Envelope ID: 41E6C6B1-8DC4-4450-ACB3-CB5C94D0BD0C

<u>GUARANTORS</u>:

LOV USA, LLC

By: ______________________________
Name: Eric Eichmann
Title: President

MINGLEMATCH, INC.

DocuSigned by:
By: Yoon Um
FFC398BE14F445D...
Name: Yoon Um
Title: Treasurer

SMOOCH LABS INC.

By: ______________________________
Name: Eric Eichmann
Title: President

SPARK NETWORKS USA, LLC

By: ______________________________
Name: Eric Eichmann
Title: President

SPARK NETWORKS SERVICES GMBH

By: ______________________________
Name: Gitte Bendzulla
Title: Managing Director

By: ______________________________
Name: Bert Althaus
Title: Managing Director

[Signature Page to Limited Waiver]

DocuSign Envelope ID: 40B9B206-BD4D-422C-95FF-4DFE91F67EC5

GUARANTORS:

LOV USA, LLC

By: ______________________________
Name: Eric Eichmann
Title: President

MINGLEMATCH, INC.

By: ______________________________
Name: Yoon Um
Title: Treasurer

SMOOCH LABS INC.

By: ______________________________
Name: Eric Eichmann
Title: President

SPARK NETWORKS USA, LLC

By: ______________________________
Name: Eric Eichmann
Title: President

SPARK NETWORKS SERVICES GMBH

DocuSigned by:
By: Gitte Bendzulla
ADCC49C1F7D54F1...
Name: Gitte Bendzulla
Title: Managing Director

By: ______________________________
Name: Bert Althaus
Title: Managing Director

[Signature Page to Limited Waiver]

DocuSign Envelope ID: ED60D45E-9467-473F-AF91-42C114A2BCC3

GUARANTORS:

LOV USA, LLC

By: ______________________________
Name: Eric Eichmann
Title: President

MINGLEMATCH, INC.

By: ______________________________
Name: Yoon Um
Title: Treasurer

SMOOCH LABS INC.

By: ______________________________
Name: Eric Eichmann
Title: President

SPARK NETWORKS USA, LLC

By: ______________________________
Name: Eric Eichmann
Title: President

SPARK NETWORKS SERVICES GMBH

By: ______________________________
Name: Gitte Bendzulla
Title: Managing Director

DocuSigned by:
Bert Althaus
By: 7A384B360FFD43B...
Name: Bert Althaus
Title: Managing Director

[Signature Page to Limited Waiver]

[Signature Page to Limited Waiver under Loan Agreement] SPECIAL VALUE CONTINUATION PARTNERS, LLC TCP WATERMAN CLO, LLC TENNENBAUM SENIOR LOAN FUND V, LLC TCP DLF VIII-S FUNDING, LLC TCP DLF VIII-T FUNDING, LLC On behalf of each of the above entities: By: Tennenbaum Capital Partners, LLC Its: Investment Manager By: Name: Rajneesh Vig Title: Managing Director TCP WHITNEY CLO, LTD TCP RAINIER, LLC TCP DLF VIII 2018 CLO, LLC By: SERIES 1 OF SVOF/MM, LLC Its: Collateral Manager By: Name: Rajneesh Vig Title: Managing Director TCP DLF VIII ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund TCP Direct Lending Fund VIII-U (Ireland) By: Tennenbaum Capital Partners, LLC Its: Investment Manager acting as attorney-in-fact By: Name: Rajneesh Vig Title: Managing Director

[Signature Page to Limited Waiver under Loan Agreement] TCP DLF VIII-L FUNDING, LP By: TCP DLF VIII-L GP, LLC Its: General Partner By: TCP DLF VIII ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund TCP Direct Lending Fund VIII-L (Ireland) Its: Sole Member By: Tennenbaum Capital Partners, LLC Its: Investment Manager acting as attorney-in-fact By: Name: Rajneesh Vig Title: Managing Director TCP DLF VIII ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund TCP Direct Lending Fund VIII-L (Ireland) By: SVOF/MM, LLC Its: Sub-Advisor acting as attorney-in-fact By: Name: Rajneesh Vig Title: Managing Director